UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2021

VICKERS VANTAGE CORP. I

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39852	N/A
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 Harbourfront Avenue, #16-06, Keppel Bay Tower, Singapore 098632, Singapore

(Address of Principal Executive Offices) (Zip Code)

(646) 974-8301

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one-half of one redeemable warrant	VCKAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	VCKA	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for ordinary shares at an exercise price of $11.50 per share	VCKAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Following the filing of the financial statements as of September 30, 2021 for Vickers Vantage Corp. I (the “Company”), management identified errors made in the Company’s historical financial statements where the Company improperly classified some of its ordinary shares subject to possible redemption. The Company previously determined the ordinary shares subject to possible redemption to be equal to the redemption value of $10.10 per share while also taking into consideration that a redemption cannot result in net tangible assets being less than $5,000,001 pursuant to the Company’s amended and restated memorandum and articles of association. Management determined that the ordinary shares issued during the Company’s initial public offering can be redeemed or become redeemable subject to the occurrence of future events considered outside the Company’s control. Therefore, management concluded that temporary equity should include all ordinary shares subject to possible redemption, as opposed to only certain shares. As a result, management noted a classification error related to temporary equity and permanent equity. This resulted in a restatement to the initial carrying value of the ordinary shares subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and ordinary shares.

Based on the foregoing, on December 2, 2021, management of the Company and the Audit Committee of the Board of Directors of the Company determined that the Company’s previous quarterly reports on Form 10-Q for the quarters ended September 30, 2021, June 30, 2021 and March 31, 2021, and the audited balance sheet as of January 11, 2021 (the date the Company consummated its initial public offering), included in Exhibit 99.1 to the Company’s Current Report of Form 8-K filed on January 15, 2021 (collectively, the “Affected Periods”) should no longer be relied upon. The Company will file an amendment to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and include in such amendment a footnote reflecting the reclassification for the Affected Periods.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with WithumSmith+Brown, PC, its independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2021

VICKERS VANTAGE CORP. I

By:	/s/ Jeffrey Chi
Name: Jeffrey Chi
Title: Chief Executive Officer

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